UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2022

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center 9900 Bren Road East Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 25, 2022, UnitedHealth Group Incorporated (the “Company”) agreed to sell its (i) 5.000% Notes due October 15, 2024 in the aggregate principal amount of $500,000,000, (ii) 5.150% Notes due October 15, 2025 in the aggregate principal amount of $750,000,000, (iii) 5.250% Notes due February 15, 2028 in the aggregate principal amount of $1,000,000,000, (iv) 5.300% Notes due February 15, 2030 in the aggregate principal amount of $1,250,000,000, (v) 5.350% Notes due February 15, 2033 in the aggregate principal amount of $2,000,000,000, (vi) 5.875% Notes due February 15, 2053 in the aggregate principal amount of $2,000,000,000 and (vii) 6.050% Notes due February 15, 2063 in the aggregate principal amount of $1,500,000,000 (collectively, the “Notes”), pursuant to the Underwriting Agreement, dated October 25, 2022 (the “Underwriting Agreement”), and the Pricing Agreement, dated October 25, 2022 (the “Pricing Agreement”), both among the Company and BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule I to the Pricing Agreement.

The Notes were issued on October 28, 2022 pursuant to the Indenture, dated as of February 4, 2008, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Indenture”), and the Officers’ Certificates and Company Orders, each dated October 28, 2022, relating to each series of the Notes, in each case, pursuant to Sections 201, 301 and 303 of the Indenture.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3, File No. 333-236600 (the “Registration Statement”). The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain documents related to the issuance of the Notes that will be incorporated by reference into the Registration Statement as exhibits thereto.

The Underwriting Agreement is filed herewith as Exhibit 1.1. The Pricing Agreement is filed herewith as Exhibit 1.2. The Officers’ Certificates and Company Orders relating to the Notes, each including the applicable form of Note, are filed herewith as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6 and Exhibit 4.7. The legal opinion with respect to the validity of the Notes is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated October 25, 2022, among the Company and BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

1.2	Pricing Agreement, dated October 25, 2022, among the Company and BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as Representatives of the several Underwriters

4.1	Officers’ Certificate and Company Order, dated October 28, 2022, relating to the 5.000% Notes due October 15, 2024, pursuant to Sections 201, 301 and 303 of the Indenture (including the form of 5.000% Notes due October 15, 2024)

4.2	Officers’ Certificate and Company Order, dated October 28, 2022, relating to the 5.150% Notes due October 15, 2025, pursuant to Sections 201, 301 and 303 of the Indenture (including the form of 5.150% Notes due October 15, 2025)

4.3	Officers’ Certificate and Company Order, dated October 28, 2022, relating to the 5.250% Notes due February 15, 2028, pursuant to Sections 201, 301 and 303 of the Indenture (including the form of 5.250% Notes due February 15, 2028)

4.4	Officers’ Certificate and Company Order, dated October 28, 2022, relating to the 5.300% Notes due February 15, 2030, pursuant to Sections 201, 301 and 303 of the Indenture (including the form of 5.300% Notes due February 15, 2030)

4.5	Officers’ Certificate and Company Order, dated October 28, 2022, relating to the 5.350% Notes due February 15, 2033, pursuant to Sections 201, 301 and 303 of the Indenture (including the form of 5.350% Notes due February 15, 2033)

4.6	Officers’ Certificate and Company Order, dated October 28, 2022, relating to the 5.875% Notes due February 15, 2053, pursuant to Sections 201, 301 and 303 of the Indenture (including the form of 5.875% Notes due February 15, 2053)

4.7	Officers’ Certificate and Company Order, dated October 28, 2022, relating to the 6.050% Notes due February 15, 2063, pursuant to Sections 201, 301 and 303 of the Indenture (including the form of 6.050% Notes due February 15, 2063)

5.1	Opinion of Hogan Lovells US LLP regarding the validity of the Notes

23.1	Consent of Hogan Lovells US LLP (included as part of Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2022

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Kuai H. Leong
Name:	Kuai H. Leong
Title:	Deputy Corporate Secretary